TRANSFORMING THE FUTURE INVESTOR DAY 2019 TUESDAY, NOVEMBER 19 Mass Customization Electrification Automation Globalization Digitization Exhibit 99

ENTER SESSION TITLE HERE… Presenter Name Introduction Christina Kmetko, Investor Relations

Safe Harbor Statement & Disclosure Transforming the Future This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Forward-looking Information noted in the following slides was effective as of November 19, 2019.   Such statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Hyster-Yale’s management. The Company does not undertake a duty to update such forward-looking statements. Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Today’s Presenters Transforming the Future 8:15 – 8:20 am Christina Kmetko 8:20 – 8:40 am Alfred Rankin, Jr. 8:40 – 9:00 am David LeBlanc 9:00 – 9:30 am Tony Salgado 9:30 – 9:55 am Rajiv Prasad 9:55 – 10:00 am Colin Wilson 10:00 – 10:35 am Break & Questions 10:35 – 10:55 am Roberto Scotti 10:55 – 11:35 am Lucien Robroek 11:35 – 11:40 am Colin Wilson 11:40 – 12:00 pm Ken Schilling 12:00 – 12:10 pm Alfred Rankin, Jr. 12:10 – 12:30 pm Questions AFLRED RANKIN, JR Chairman, President and Chief Executive Officer, Hyster-Yale Materials Handling DAVID LEBLANC Vice President, Strategy, Planning, and Business Development TONY SALGADO Chief Operating Officer RAJIV PRASAD Chief Product and Operations Officer LUCIEN ROBROEK Chief Executive Officer of Nuvera Fuel Cells KEN SCHILLING Senior Vice President and Chief Financial Officer ROBERTO SCOTTI President and Chief Executive Officer of Bolzoni COLIN WILSON President and Chief Executive Officer, Hyster-Yale Group

ir@hyster-yale.com Subject: Investor Day Question Transforming the Future E-mail for Questions Submitted by Webcast Audience

ENTER SESSION TITLE HERE… Presenter Name Strategic overview Alfred Rankin, Jr., Chairman, President and CEO of Hyster-Yale Materials Handling Chairman of Hyster-Yale Group

Our Businesses Our Attachment Business Our Fuel Cell Business Transforming the Future Our Core Lift Truck Business

Our Long-Term Approach Long-term growth Long-term shareholders Shareholder protection Senior management incentivized as long-term shareholders Increase shareholder value Transforming the Future

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance _____________________  Note: Throughout this investor presentation the results of the Sulligent, Alabama, facility have been included in the Bolzoni segment from 1/1/2017. From 1/1/18, the results of Nuvera include product development funding from third-parties as revenue with the offsetting related costs in cost of sales. EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 158. Lift Truck Bolzoni Nuvera Revenue $3,120.2 $345.5 $22.8 Operating Profit (loss) $72.1 $6.1 ($35.7) Net Income (loss) $55.7 $3.0 ($25.2) EBITDA(1) $120.0 $17.0 ($33.8) ROTCE(1) (Net debt basis) 11.5% 2.2% n/m Net Debt at end of period $276.2 $12.4 n/m Approximate # of Employees (globally) 6,300 1,300 200 Transforming the Future Key Metrics In millions (except employee data) LTM 9/30/2019 LTM 9/30/19 Sales by Segment

# Overview and Sources of Revenue

A leading global lift truck manufacturer in terms of units sold

- Diverse source of revenue by product segments
- Diverse customer base in more than 780 industries worldwide
- Distribution channel primarily independent dealers, but increased focus on selling more product directly to customers

**#3**

*Globally in 2018 Lift Truck Revenues [(1)]*

**840,000**

*Lift truck units worldwide – large installed population drives parts sales [(2)]*

**~103,000**

*HY truck units sold in LTM 9/30/19*
*~94,000 units sold – produced in HY plants*
*~6,000 units sold – produced by HY Maximal*
*~ 3,000 units sold – produced by JV or other third parties*

**7,100**

*Lift truck units sold in 2018 by Sumitomo NACCO (JV partner)*

(1) Company estimate.
(2) Number of units as of 12/31/18

*Transforming the Future*

10

HYSTER-YALE MATERIALS HANDLING

# Hyster-Yale's Global Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Commercial Subsidiary
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Moscow, Russia
Commercial Subsidiary
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Sulligent, Alabama
Attachment and Component Manufacture
Pointe-Claire, Canada
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Shanghai, China
Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center
Tyler, Texas
HY Telematics
Chessy, France
Commercial Offices
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Ramos Arizpé, Mexico
Fabrication Manufacture
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Montcada/Reixac, Spain
Commercial Subsidiary
Hefei, China
Supply Chain Center
Salzgitter, Germany
Attachment Manufacture
Berea, Kentucky
Lift Truck Manufacture
Forbach, France
Commercial Subsidiary
Weeze, Germany
Experience & Test Center
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Charlotte, North Carolina
Experience Center
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Neu-Isenburg, Germany
Commercial Offices
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Pune, India
Engineering, Supply Chain and Marketing Center
Cavite, Philippines (JV)
Fabrication Manufacture
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Hanoi, Vietnam (JV)
Component Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Singapore
Division Headquarters and Retail Dealership
Prato, Italy
Attachment Manufacture
Sydney, Australia
Pacific Regional Sales Office and Parts Distribution
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Serra, Brazil
Commercial Subsidiary
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
Prestons/Sydney, Australia
Commercial Subsidiary

*Transforming the Future*

11

HYSTER-YALE MATERIALS HANDLING

# Full Lift Truck Product Line - Over 400 Different Truck Models Available

Hyster®, Yale® & UTILEV® ~ 300 models

| Electric Counterbalanced Rider Trucks | Electric Narrow Aisle Trucks | Electric Hand Trucks | ICE (cushion tire) | Internal Combustion Engine (ICE) (pneumatic tire) |
|---|---|---|---|---|
| CLASS 1 | CLASS 2 | CLASS 3 | CLASS 4 | CLASS 5 |
| 1.0T to 8.0T | 1.5T to 6.0T | 1.5T to 8.0T | 1.0T to 7.0T | 1.0T to 52.0T |



Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion
Warehouse Equipment
Reach Trucks
Very Narrow Aisle Trucks
Order Pickers
Pallet Trucks
Stackers
Counterbalance
Internal Combustion Engine
Internal Combustion Engine
Big Trucks
Reach Stackers
Empty / Laden Container Handlers
Forklifts

HY Maximal > 100 models

| CLASS 1 | CLASS 2 | CLASS 3 | CLASS 5 | OTHER |
|---|---|---|---|---|
| 1.5T to 5.0T | 1.0T to 2.0T | 1.0T to 2.0T | 1.5T to 45.0T | |



Electric
3-wheel
4-wheel
Warehouse Equipment
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck
ICE
Gas & LPG Forklift
Diesel Forklift
Port Machinery
Empty Container Handler
Reach Stacker
Side Loader
Rough Terrain Forklift

*Transforming the Future*

12

HYSTER-YALE MATERIALS HANDLING

# …with a Broad Range of Power Options, Attachments and Solutions

## Power Options

| CLASS 1, 2 & 3 | CLASS 4 & 5 |
|---|---|
| Electric Counterbalanced Rider Trucks<br>Electric Narrow Aisle Trucks<br>Electric Hand Trucks | Internal Combustion Engine (cushion tire)<br>Internal Combustion Engine (pneumatic tire) |



Lead-Acid Battery | Lithium-ion Battery | Fuel Cell Engine



LPG & Bi-fuel | LPG & CNG | Diesel Tier 3 / Stage III | Diesel Tier 4 / Stage IV/ Tier 5 - coming

## Solutions



## Attachments

Clamps



Multipallets



Rotators



Forks



Push Pulls



Fork Positioners



Sideshifters



Lifting Tables



## Development of a Smart, Connected Ecosystem

**Customer Portal View**
- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment

47,000+ assets under management



Smart Connected Equipment
Clean, consolidated customer interfaces
Lifecycle Analytics and Insights
Integrated Service and Automation



**Integrated Solutions**
- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation

**Service Integration & Automation**
- Service event management
- Fleet management
- Mobile diagnostics



DEALER DBS



**Lifecycle Analytics and Insights**
- Data analytics
- Product development
- Predictive maintenance (PdM)

*Transforming the Future*

13

HYSTER-YALE MATERIALS HANDLING

Lift Truck Profitability Trend –Impacted by Tariffs, but Improving ($ in millions) 7% LIFT TRUCK OPERATING PROFIT MARGIN TARGET * Prior Peak ** Current Peak / 2018 Operating Profit Margin impacted by effect of tariffs Transforming the Future

Long-Term Focused, not Short-Term Oriented Transforming the Future Partners Shareholders Employees Dealers Suppliers Transforming the Future Customers

Basic Business Areas Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Design Component commonality Supply Chain Manufacturing Quality Marketing Parts Infrastructure Capital requirements Be the Leader in Independent Distribution Grow in Emerging Markets Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be a Leader in Fuel Cells & their Applications Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Be the Leader in the Attachments Business A large lift truck population base drives parts and service volume resulting in enhanced profitability for Hyster-Yale and dealers Transforming the Future Core Strategies Designed to Drive Economic Engine by Increasing Market Share

Core Strategies and Transformational Initiatives Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Be the Leader in Independent Distribution Be the Leader in the Attachments Business Grow in Emerging Markets Be a Leader in Fuel Cells & Their Applications Modularity & Mass Customization Direct Customer Engagement Distribution Enhancement Electrification Global Sourcing Digitization Automation Operator Assist Systems Telematics E-commerce Internet-of-Things (IoT) Transforming the Future

Our Financial Objectives Over the Next Few Years ROTCE Operating profit 7% >20% Transforming the Future Achieved by reaching target volumes and margins with required SG&A

Our Agenda and Presenters Today Alfred Rankin, Jr. Strategic Overview David LeBlanc Lift Truck Industry Overview Tony Salgado Core Lift Truck Business Positioning Rajiv Prasad Product and Technology Colin Wilson Summary of Lift Truck Roberto Scotti The Attachment Business Lucien Robroek The Fuel Cell Business Colin Wilson Summary of Attachments and Fuel Cells Ken Schilling Financial Overview Alfred Rankin, Jr. Transforming Results Transforming the Future

ENTER SESSION TITLE HERE… Presenter Name Lift Truck Industry overview David LeBlanc, Vice President, Strategy, Planning, and Business Development

Macro Drivers Affecting All Industries Today URBANIZATION DEMOGRAPHICS GLOBALIZATION INNOVATION Disruptive Forces Driving Growth & Opportunity Increased Value Added, Leverage of Core, Economies of Scale

Industry Overview Summary Tightening labor markets – In West & high-growth regions Global trade – Increasing freight & material movements Rise of e-commerce - Redrawing supply chains Technology driven growth Supported by stable industry & company foundation Operator demographics - Ergonomics & Safety rapidly growing concerns Customer economics – Distribution Center (DC) performance rising key success factor Low cost region sourcing – Global footprint reduces cost base & adds market access Digital transformation – Service excellence, Operator Assist, Sales Force excellence Internet of Things – Telematics data foundation of unique insights & solutions Autonomous forklifts – Natural first-use case, Hybrid solutions accelerate adoption Core Lift Truck Industry Presents Attractive Long -Term Growth Growing Value-Added & Margin Potential Technology Accelerators Drive Differentiation, Value Capture & Share Gain

Global Lift Truck Industry Size _____________________ Source: WITS. Long-term CAGR (2004 – 2018) = 5.7% (units in thousands) _____________________ Source: WITS. LTM 9/30/19 Orders Reports. Global Lift Truck Industry Breakdown (Units) Class II/III Class I Class IV/V (ICE) CHINA AMERICAS ASIA-PACIFIC EMEA _____________________ Source: WITS. LTM 9/30/19 Orders Reports. ICE = Internal Combustion Engine Market Size - $Millions LTM 2019 = LTM 9/30/19 Global Lift Truck Industry Trajectory Solid core growth driven by e-commerce & high growth regions

Global Lift Truck Industry Trajectory Solid core growth, adjusting to volatility in global trade dynamics _____________________ Source: WITS. LTM 9/30/19 Orders Reports. Demand stabilizing at trend levels Supply chain re-balance drives more efficient & profitable growth _____________________ Source: ITA. LTM 9/30/19 Orders Reports. 2017–2018 demand distorted by order patterns from tariffs Supply lines have struggled with over-the-road truck dynamics from transition to e-logs

Global Lift Truck Industry: The rise of e-commerce Availability Optimization Service & Experience Competition Warehouse & Fulfillment Center Growth Inventory Held in Stores Supply Chain Optimization Redrawing Supply Chain Infrastructure … To Clicks From Bricks… Source: US Census Bureau, Construction Spending, Historical Value Put in Place

Global Lift Truck Industry: Rising e-commerce & increasing global trade New Distribution Centers & Global Trade Drive Industry Volume Growth Over 700 million square feet of warehouse space added since 2006 E-commerce as part of total retail sales 2006 2017 2022 $460B $750B $150B 3% 13% 17% 1 Lift Truck required per 20,000 square feet of warehouse Source: IHS Markit – Global Trade Atlas Forecasting Source: Forrester and Company estimates

Multiple Drivers of Value-Added Expansion: Tight labor markets 6.5% 6.5% 22.0% 20.1% 12.0% 6.0% 10.3% 8.1% 6.0% 4.3% 4.3% 1.3% 1.3% 26.3% and the East In the West U.S. – Civilian unemployment rate Seasonally adjusted, 1990 - 2019 Source: National Bureau of Statistics of China - 2018 China average yearly manufacturing wages in CNY Warehouse productivity increasingly key success factor Source: U.S. Bureau of Labor Statistics

Multiple Drivers of Value-Added Expansion: Growing customer concern for workplace safety Source: Occupational Health and Safety Administration (OSHA) and Industrial Truck Association (ITA) According to OSHA estimates: 61,800 fork truck lost time accidents annually 34,900 serious fork truck accidents annually 85 fork truck deaths annually Average cost for serious accident $188K

Multiple Drivers of Value-Added Expansion: Distribution center productivity 6.5% 6.5% 22.0% 20.1% 12.0% 6.0% 10.3% 8.1% 6.0% 4.3% 4.3% 1.3% 1.3% 26.3% DC’s are the core of e-commerce operations Warehouse productivity increasingly key success factor

Technology Accelerators Drive Differentiation, Value Capture & Share Gain 19.5% 14.6% 9.0% 7.5% 6.3% 6.2% 6.5% 6.5% 22.0% 20.1% 12.0% 6.0% 10.3% 8.1% 6.0% 4.3% 4.3% 1.3% 1.3% 26.3% Electrification & Clean Energy Electric Products growth trajectory graphic 2018 Key Automotive Trends “Fuel cell electric vehicles have replaced battery electric vehicles as this year’s #1 key trend until 2025” 2018 2014 Fuel cell electric mobility #1 p #7 Connectivity & digitalization #2 p #9 Battery electric mobility #3 p #10 Hybrid electric mobility #4 q #2* Market growth in emerging marketing #5 q #1 Creating value out of big data #6 q #7* Mobility-as-a-service #7 q #6 Autonomous & self-driving vehicles #8 p #11 Platform strategies & standardization modules #9 q #2 Downsizing of internal combustion engines #10 q #3 Global Automotive Executive Trends until 2025 Source: KPMG International https://gaes.kpmg.de/brain.html#automotive-key-trends * 2016 rankings

6.2% 6.5% 6.5% 22.0% 4.3% 4.3% 1.3% 1.3% 26.3% Technology Accelerators: Digital Transformation – Telemetry Taking service excellence & low cost of ownership to the next level Service Excellence: Taking low cost of ownership to the next level Predictive Maintenance Incident Tracking Equipment Utilization Fleet Management

Technology Accelerators: Digital Transformation – Operator Assist Significantly expanding the productivity solution set Operator Assist significantly expanding productivity solution set Awareness options

Expanded Productivity Tools & Operator Assistance Benchmarking & Leveraging the Automotive Industry… Direct customer education Ensure price communicates value Create application specific or packaged offerings Available updates to keep technologies fresh Driving Customer Adoption Is Key … Operator Assist significantly expanding productivity solution set https://www.mckinsey.it/idee/capturing-the-advanced-driver-assistance-systems-opportunity

Critical Point of Information Capture Turning Data into Insights Technology Accelerators: Internet of Things – Data Analytics Telemetry leadership foundation for unique customer productivity solutions

Direct Customer Engagement Technology Accelerators: Digital Transformation – Commercial Excellence Economics of directly engaging with customers have changed Sales Force Excellence Industry Consultant Solution Selling Sales Complexity Product and Solution Differentiation Transactional Selling

INDOOR Controlled Environment Horizontal & Vertical Technology Accelerators: Automation Solutions Fully Automated • Hybrid Solutions • Application Focused OUTDOOR Low Controlled Environment COMPLEX Complex Applications Other Load Formats Warehouses Manufacturing Truck Loading Ports & Terminals Paper Industry

Technology Driven Growth Supported by Stable Industry & Company Foundation Solid Core Market Increasing Value Add Technology Accelerators Clear secular growth drivers Increasing margins & differentiation Increasing scope for differentiation & share gain Rise of e-commerce Increasing global trade Diminished excess labor in high growth markets Customer economics Operator demographics Electrification & Automation Digital transformation IoT Automation solutions

ENTER SESSION TITLE HERE… Presenter Name Tony Salgado, Chief Operating Officer Core Lift Truck Business Positioning

Core Lift Truck Business as Foundation for Future Expansion Continually Improving, Strong Lift Truck Core Business Mature business model delivering significant market share in developed markets Broad and competitive product portfolio Strong suite of solutions to address industry needs High level of operational excellence Global network of capable independent dealer partners

7 Steps of Sales Scalable Product Development Flexible Lean Manufacturing Digitally Enhanced Business Processes Industry-Based Sales Approach Independent Distribution Support Systems Robust Global Supply Chain Connected and Responsive After-Sales Support Further Strengthening Core Business – Operational Excellence Core Lift Truck Business 40

Core Lift Truck Business Commercial Expansion GLOBALIZATION PRODUCT RANGE COVERAGE ß Increasing HY market participation capability à 41

Globalization – Investing in High-Growth Regions INDIA Distribution Design Sourcing Manufacturing SINGAPORE New Asia-Pacific HQ HY flagship regional distribution MEXICO Product manufacturing CHINA Expanding global distribution BRAZIL Broadening production range Export source for Latin America

Globalization – Leveraging China Operations Addressing key barriers to global growth: Lack of critical mass in Asia region Insufficient low-intensity product range New China investment to drive share growth in: Greater Asia region and emerging markets Global low-intensity markets _____________________ Source: Company: LTM 9/30/19 Units Booked Note: Units sold direct by SN, JV, and Maximal branded units are not included.

Case Study: Hyster-Yale Maximal Acquisition Success Asia Operations Investment Success Integration plan on track New global low-intensity product range launched Production growth plan expanded Catalyst for product development, sourcing and sales synergies Driving value proposition for independent distribution

Emerging Market Development Center Increasing speed to market by combining HY design discipline and low-intensity lift truck design experience

Low-Intensity Products Hours Speeds Load to max capacity Lift to max height Counterbalanced Big Truck Low-Intensity Applications Warehouse

Product Range – Expanding through Low-Intensity Offering Right specification at right price for unique global customers and applications Lowest Initial Cost APPLICATION INTENSITY INITIAL COST UT/UX XT/MX FT/VX NEW! Expanding Class 1 & 5 Counterbalance and Class 3 Warehouse product lines to serve low-intensity applications globally

Coverage – Expanding Distribution Capacity Greater distribution value proposition Broader, more capable distribution coverage Increasing OEM-Dealer synergy

Transforming Commercial Systems: Connecting Value to Requirements Evolving Business Needs HY Transformative Solutions HY Sales Transformation Scale Targeted Industry Sales Deploy Value Selling Process Increase Direct Engagement Focus on Customer Experience Commercialize Emerging Technologies

Scaling Industry Sales Approach Tailor to industry segments Scale Targeted Industry Sales NORTH AMERICA Accelerate adoption Develop strategy playbooks

Targeting Industry Sales Approach Scale Targeted Industry Sales Dealer Sales Team Industry Sales Team National Accounts Team MARKET SHARE HY SALES APPROACH TOP BUYERS 25% OF MARKET INDUSTRY LEADERS 40% OF MARKET REST OF THE MARKET 35% OF MARKET

Connecting Through Transformative Selling Processes Deploy strategy playbooks Digitally enable selling process to optimize engagement Standardize sales approach Deploy Value Selling Process

Delivering Increased Value Through Direct Engagement Investing in selling resources Specialization in industry Direct selling Augmenting dealer selling Supported dealer selling + Increase Direct Engagement

Optimizing Customer Experience Investing in digital transformation to: Harness B2B buying trends through new web presence tools Create transformative unified digital experience for the customer Synch solutions seamlessly with customer and dealer systems Focus on Customer Experience

Transformative Sales System to Commercialize Emerging Technologies Leverage successful technology commercialization models Industry sales approach to tailor solutions to applications Confidence in buying, installation, user and service support Telemetry Solutions Power, Automation, Operator Assist… Commercialize Emerging Technologies

Well Positioned to Deliver our Unique Strategic Value Strong Core Lift Truck Business Long-Term Growth & Operational Excellence Expanding Commercial Footprint Industry Focused Sales Systems and Digitally Enabled Customer Experience Tailored & Mobilized Emerging Technologies

ENTER SESSION TITLE HERE… Presenter Name Product and Technology Rajiv Prasad, Chief Product and Operations Officer

Modular Solutions to Optimize Customer Productivity Productivity Optimal fleet size Service Right price Uptime Right solutions Operational Excellence Scalability from Base (STD) to Premium One Truck, Multiple Configurations Common Systems Premium Configuration Premium+ Configuration Standard Configuration Maximize Common Systems Transforming the Future Right Truck at Right Price Right Function at Right Cost

Life Cycle Costs *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Transforming the Future

Configure Solution Select Best Solution Assess Solutions Alternative Solutions Application Requirements Configuring the Right Solution Customer Application Li+ Transforming the Future

Modular Design Approach Common Modules Reduce cost & complexity Common assembly, manufacturing, procurement Modular Design Approach Define module interfaces Rules for part placement Optimization to reduce cost Transforming the Future

Less Parts More Function Perfect Fit Solution Less Cost Product Line Plans - Counterbalanced Modular Scalable Li+ One Platform Configurable NEW PLATFORM Transforming the Future

Using Scalability to Drive Configurations LOW COST HIGH FUNCTION Operator Compartment Overhead Guard Basic Cab Premium Cab Powertrain Basic Electronic Advanced Steering Hydraulic Electric Electrical System Basic Full Featured + + + = + + = + Right System Right Cost Right Function Transforming the Future

Electrification – Lower Life Cycle Cost OIL 80V AC LI-ION Transforming the Future

Integrated Lithium-Ion Truck 30KW Li-Ion Floor Weight Center of Gravity Integrated Lithium-Ion Head Clearance Entry/ Exit Leg Room Opportunity Charge Transforming the Future

Electrification – Integrated Truck Hydraulic pumps moved under stairs Hydrogen tanks horizontal and above flat battery pack 2 X Fuel cell engines including cooling Modular frame mounting for hydrogen and battery pack Transforming the Future

Product Line Plans - Warehouse New End Rider New Range of Class 3 Trucks New Range of Reach Trucks Transforming the Future

Product Line Plans – Big Trucks Engines Cabs China India PRODUCT UPGRADES ELECTRIFICATION GLOBALIZATION Transforming the Future

Lift Truck Global Manufacturing Footprint Ramos Arizpé, Mexico Greenville, NC Berea, Kentucky Obu, Japan (JV) Itu, Brazil Craigavon, N. Ireland Nijmegen, Netherlands Masate, Italy Pune, India Shanghai, China Fuyang, China (JV) Hanoi, Vietnam (JV) Cavite, Philippines (JV) … Transforming the Future

ENTER SESSION TITLE HERE… Presenter Name Technology accelerators To Enhance Customer Productivity

Trends Drivers URBANIZATION DEMOGRAPHICS GLOBALIZATION INNOVATION Electrification E-Commerce Global Sourcing IoT Operator Assist Systems Digitization Automation H2 … Telematics Transforming the Future

Technology as Productivity Accelerator Work: Pallets Containers Attachments p P Truck based productivity Operations based productivity Automation E-Commerce Electrification Operator Assist Systems IoT Global Sourcing … Digitization Transforming the Future Telematics

Operator Assist System Journey Object Detection Detection Systems Location System Dynamic Stability Transforming the Future

Order Picking Journey Travel Accuracy Remote Pick Assist XY Location Transforming the Future

Automation Journey Horizontal (Balyo) Vertical (JBT) Partner Solutions Internally Developed Automation … Transforming the Future

Telemetry Journey 2,500 5,600 10,800 15,100 18,700 First cellular-based OEM solution on the market (others were Wifi only) 2013 2014 2015 2016 2017 2018 2019 Over 50,000 systems sold Immersion-based training curriculum & “OnStar-like” support Started the Dealer Advisory Board & Program Improvement Speedshield Acquisition Focus at ProMat and Dealer shows Launch of telemetry mobile app Launch of Interpretations (Power Bi) vs DATA 770 Over 40,000 online Transforming the Future * Estimated ~20,000*

Electrification Journey LITHIUM-ION LEAD ACID Using motive power strength as a gateway for truck sales, share growth HYDROGEN ? Transforming the Future

ENTER SESSION TITLE HERE… Presenter Name Summary of Lift Truck Colin Wilson, President and Chief Executive Officer of Hyster-Yale Group

Core Strategies and Transformational Initiatives Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Be the Leader in Independent Distribution Be the Leader in the Attachments Business Grow in Emerging Markets Be a Leader in Fuel Cells & Their Applications Modularity & Mass Customization Direct Customer Engagement Distribution Enhancement Electrification Global Sourcing Digitization Automation Operator Assist Systems Telematics E-commerce IoT Transforming the Future

Synergy Amplification Transforming the Future Synergy Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Be the Leader in Independent Distribution Grow in Emerging Markets China Sourcing Distribution Engagement Automation Telematics IoT Digitization Direct Customer Engagement Modularity & Mass Customization Electrification Operator Assist Systems E-commerce

Combining to Drive Operating Profit Towards 7% Transforming the Future Solid Core Business New Core Offerings 2020-2023 Connected Solutions Breakthrough Initiatives Focus on High Value Opportunities

Questions? ir@hyster-yale.com Subject: Investor Day Question Transforming the Future

ENTER SESSION TITLE HERE… Presenter Name The ATTACHMENT BUSINESS Roberto Scotti, President and Chief Executive Officer of Bolzoni

Bolzoni – Solutions for Handling Materials Transforming the Future

Bolzoni at a Glance _____________________  Notes: Excludes $2.5 million of restructuring charges. EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 158 LTM 9/30/19 Sales by Segment ($ in millions) 7% BOLZONI OPERATING PROFIT MARGIN TARGET Bolzoni is one of the worldwide leading manufacturers of lift attachments, forks and lift tables, with the most extensive product range in the market Transforming the Future Key Metrics YTD 9/30/19 In millions (except employee data) Bolzoni Group Revenue $258.4 Operating Profit $4.2 Operating Profit excluding Restructuring(1) $6.7 Net Income $2.6 EBITDA(2) $13.2 Net Debt at end of period $12.4 Approximate # of Employees (globally) 1,300 Lift Truck Manufacturers – OEM Lift Truck & Material Handling Dealers (1) * LTM Q3 2019 includes cylinders and transmissions produced in the Sulligent, Alabama plant

A Solid and Widespread Presence in the World Transforming the Future 20 companies 6 manufacturing plants A wide dealer network … offering quality products, services and consultancy globally

Bolzoni and HY, a Compelling Combination Transforming the Future Bolt on acquisition Increase Bolzoni business in North America Enhance HY business in EMEA Synergy opportunities Expansion of solutions capability

Operated as a Separate Business Unit Transforming the Future Confidentiality of all competitor information Dedicated teams focused on revenue and profitability Transaction on arms-length commercial basis Develop Business with all OEM’s Growth in all industry segments Primary Supplier to HY Bolzoni Group

Integration Progressing Well Transforming the Future Promote through HY distribution system Achieve procurement and logistics cost savings Products factory fitted at HY as option for integrated offer to market place Develop Bolzoni as global supplier of attachments & forks to HY Accelerate growth of attachment business in North America Leverage Bolzoni manufacturing capacity GROWTH SYNERGIES

Enhance Strong OEM Relationships Transforming the Future OEM TOP CUSTOMERS(1) OEM SALES BY REGION(1) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS As of 9 months end 9/30/19 Excludes cylinder sales to HY

Growth Plans Transforming the Future Grow rapidly in North America Establish manufacturing footprint in Latin America Talent growth plan Expand high margin specialty products Industry focus Develop products for automation industry Fork expansion Develop standard products for global markets, China source Expand Asia distribution

Plans for Rapid North American Expansion Transforming the Future Sulligent location converted to Bolzoni facility - more than tripling U.S. production capacity

Bolzoni’s Sulligent location is a ready-to-go facility offering space, capability, leadership and experience Bolzoni – Sulligent Location Investment and Opportunity in the US Transforming the Future $2.5M $0.8M to $1.5M Severance, plant rearrangement and moving expenses Investments to complete transition Q4 2019 / FY 2020 YTD 2019

Bolzoni – Sulligent Location An Investment in Growth Transforming the Future On-shoring production Improved IT systems Increased volumes and products New access for cylinders and other components Team stability Improved internal sales support with technical and engineering expertise Expanded service team 94

State of the art plant specialized in manufacturing quality cylinders for forklift truck companies Expansion opportunities also in other areas such as construction and agriculture equipment, etc. Great opportunity to expand the business in North America Bolzoni – Sulligent Location A New Business Line for Bolzoni Transforming the Future Cylinder production line in Sulligent (AL)

Attachment Business in Asia New segment of standard attachments High quality Low price Manufactured in China for the international market Bolzoni Auramo (Wuxi) – China Transforming the Future Transforming the Future

Expand Asia Distribution Footprint Transforming the Future Bolzoni India team Bolzoni South East Asia dealer network Bolzoni Auramo (Wuxi) China attachment manufacturing plant Independent distributor Production site Bolzoni China Production sites

Strengthened Latin America Sales Presence New Subsidiary in Brazil BAM LATINO AMERICA Guatemala - GUATEMALA BOLZONI SOUTH AMERICA Santiago - CILE BOLZONI SOUTH AMERICA ACESSORIOS PARA EMPILHADEIRAS LTDA Serra - BRAZIL MEXICO sales directly covered by BOLZONI Sulligent - USA Latin America sales team Transforming the Future Independent distributor Commercial Subsidiary, future Production site

Industry Focus Transforming the Future Designed to increase our Market Share Based on developing direct business with international companies BEVERAGE WHITE GOODS 3PLs PAPER AUTOMOTIVE

Paper Industry: Global Presence in the Logistics Chain Transforming the Future Wide lift truck attachment range offering solutions for handling forest products, pulp bales and paper rolls in all applications Hyster S-120 handling Paper Rolls in a Paper Mill - USA Ship unloading with Multiple Paper Roll Clamp at a port - UK Heavy Duty waste bale handling in a Pulp Mill - France Pulp Bale Handling at a Port - Italy

AGV – A New Market Segment Transforming the Future Intelligent Attachments for Automated Guided Vehicles

Bolzoni Fork Business Transforming the Future Bolzoni (Hebei) – China Smart Fork solutions Fork Business Growth Fork Business Growth Est. Q4

Bolzoni Core Strategies for Growth Transforming the Future North American Expansion Enhance OEM Business Far East Expansion AGV Market Presence Expansion Industry Focus Fork Business Growth

ENTER SESSION TITLE HERE… Presenter Name The Fuel Cell Business Lucien Robroek, Chief Executive Officer of Nuvera Fuel Cells, LLC

Controlling the Power of Hydrogen Membrane 4- 4+ electrons protons Electricity 4- 4+ 4- 4+ electrons protons Water Hydrogen Oxygen Heat 4- 4+ Transforming the Future

Building a Fuel Cell Stack Electricity Water Hydrogen Air cell cell cell cell cell cell cell Transforming the Future

Fuel Cell Powered Electric Mobility Small engines Materials handling Industrial machines Buses, utility trucks Automotive engines Transforming the Future

Strong Demand Growth for Fuel Cells Global mobility market is large and expected to grow fast Three main regions for growth Other regions have activity but small volume Source: FCEV Market Report 2025, GMI Inc. 2019. Transforming the Future

Market Trends / Activity Europe City & Country bans on ICE Large push for public facing H2 stations Increasing focus on Bus (12 meter) Current activity focused on Auto, Materials Handling North America Currently dominated by Materials Handling (>25k units) Auto gaining traction: Toyota, Hyundai, Honda Increasing press on Class 8 / Long Haul: Nikola, Toyota California leading activity China Government subsidy driving adoption Early targets are Buses and Commercial Vehicles Passenger Vehicles expected to rise quickly Lack of know-how rapidly being resolved Transforming the Future Source: Hydrogen and Fuel Cell Joint Undertaking, Fuel Cell Electric Buses Knowledge Base, 2019 Source: Nuvera China customers information, 2019. https://cafcp.org/stationmap Source: California Fuel Cell Partnership

Fuel Cell Buzz around the world …World Economic Council, June 11, 2019 Hydrogen isn't the fuel of the future. It's already here. …Thomas Edison …Jeff Weiner …2018 KPMG Automotive Survey …Matt Canavan, Minister for Resources and Northern Australia July 1, 2019 77% of automotive executives believe that fuel cell electric vehicles will be the real break-through for electric mobility. Key export markets such as Japan and Korea are shifting their energy consumption towards hydrogen and we need to be ready to grasp that opportunity.” Experience tells us the most important thing for developing hydrogen fuel-cell vehicles is to build infrastructure that integrates hydrogen production, storage and transportation… to accelerate commercial applications of the technology. …Wan Gang, vice chairman of the Chinese People’s Political Consultative Conference The world should not miss this unique chance to make hydrogen an important part of our clean and secure energy future.” …Dr Fatih Birol, International Energy Agency Executive Director Transforming the Future

What it Takes to Win Good science/technology (design, system architecture, process control) Industrialized components and production Application knowledge and capabilities Market engagement Institutional stability Transforming the Future

Nuvera at a Glance Technology History 75+ engineers 8th generation of Fuel Cell concept 20 years of Fuel Cell demo vehicles Application Portfolio Electric mobility Highly diverse applications High efficiency Fuel Cell engine Intellectual Property 650+ live patents Fuel Cell core tech Next Generation Separate Business Unit Focus on core product (Fuel Cells) Leveraging Hyster-Yale strengths Ramping up for growth Transforming the Future

Nuvera Advanced Technology MEA GDL Flow-Field Separator Plate MEA GDL Flow-Field / Separator traditional open Source: Nuvera R&D calculations, 2018-2019. Transforming the Future

Industrialized Product Uncoated metal plates Superior resistance to shock and vibration Application-flexible architecture Cost-effective manufacture and rebuilds Active supplier development Scale-up and robustness of component chain Transforming the Future

Application knowledge and capabilities Transforming the Future

Market Engagement Automotive Delivery trucks SUVs Materials Handling Battery Box Replacements Integrated fuel cell engines Buses/Trucks 8-10 meter bus 12+meter bus Long distance trucks Heavy Industry Port equipment Excavator OEMs System suppliers Transforming the Future

Institutional Stability Leveraging HY Strengths HY Lift Truck business - solid, launching customer for BBR* business Balancing product portfolio Aftermarket support and parts service Global supply chain and production Well-paced roadmap to grow as OEM Transforming the Future * Battery box replacement

Electric Vehicle Exponential Growth Source: Center of Automotive Management Sources indicate the new electric vehicles share of the new vehicle market will increase significantly over the next 10 years Transforming the Future North America Europe China 800% Increase 500% Increase 300% Increase 2020 2030 Source: Company estimates

Building Nuvera Product Portfolio Automotive Lift Trucks Small Engines Industrial Fleets, HD Potential* Annual Volume Efficient Stack Performance Engine Integration Reliable Power Modules 100,000+ 10,000 – 50,000 3,000-10,000 *Company Estimates Customer/Market: Nuvera Unique Selling Point: Transforming the Future

Building Nuvera Product Portfolio Source: Center of Automotive Management Europe China North America - + + + + + + + + + - - + + + + + Transforming the Future Automotive Lift Trucks; Small Engines Industrial Fleets, HD

Focus on Fuel Cells in China Source: Nuvera China customers information, 2019. Transforming the Future Nuvera forecast on China : Volume driver in Fuel Cell vehicles Basis for cost reduction

Nuvera Entering Chinese Bus Market Transforming the Future Partnering with ZRHE (Runfeng) Nuvera 45kW Fuel Cell engines certified for China; vehicle testing in progress Discussion with various bus OEMs Building engine production capacity

Preparing for Industrial Fleets and Heavy Duty Transforming the Future Leveraging Hyster CH prototypes Working with US/EU OEMs of mobile machinery First applications public in 2020 Demo programs in Heavy Industry 123

Preparing to support volume growth Source: Nuvera Forecasts: subject to change. Transforming the Future Source: Nuvera China customers information, 2019.

Automated assembly and control equipment Unique production capacity build-up in US and China 2019 increasing capacity and quality control Production development is key Preparing to Support Volume Growth Transforming the Future

Nuvera – Fuyang Location An Investment in Growth Transforming the Future Scalable stack production in the area of consumption Spare parts support Development of product and production Option to assemble and test engines Improved sales support with technical and engineering expertise Expanded service team 126

Preparing to Support Volume Growth Billerica Plant Fuyang Plant Phase 1 Fuyang Plant Phase 2 Source: Nuvera China customers information, 2019. Transforming the Future

Nuvera Fuel Cells: Transforming Motive Power Engines based on fuel cells are the way forward to electrification Global use in mobile machinery and vehicles will further accelerate Nuvera’s technology and products are well positioned Right launching partners in the right global areas Completing production capacity ramp-up in 2020 Transforming the Future

ENTER SESSION TITLE HERE… Presenter Name Summary of Attachments and Fuel Cells Colin Wilson, President and Chief Executive Officer of Hyster-Yale Group

Core Strategies and Transformational Initiatives Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Be the Leader in Independent Distribution Be the Leader in the Attachments Business Grow in Emerging Markets Be a Leader in Fuel Cells & Their Applications Transforming the Future Modularity & Mass Customization Direct Customer Engagement Distribution Enhancement Electrification Global Sourcing Digitization Automation Operator Assist Systems Telematics E-commerce IoT

Bolzoni Acquistion Has Been Successful Transforming the Future Expansion of solutions capability Bolt on acquisition Increase Bolzoni business in North America Enhance HY business in EMEA Core Business Tracking to Achieve Target Returns

Nuvera is a Transformational Opportunity Transforming the Future Market Leading Technology Strong and Growing Demand Successful Early Stage Adoption Entering Mass Commercialization Phase Expected Transformational Impact on Hyster-Yale Future Profitability

ENTER SESSION TITLE HERE… Presenter Name Financial Overview Ken Schilling, Senior Vice President and Chief Financial Officer of Hyster-Yale Materials Handling and Hyster-Yale Group

Global lift truck markets, while declining, are still at historically robust levels Strategic focus on optimized lift truck customer experience, along with technology enablers, commercial fuel cell offerings and expanded global coverage in attachments Strong pipeline of new product introductions in core offerings to provide enhanced market penetration and improved margins, with key offerings being released during next few years Continued investment in strategic product and sales management programs will require significant capital and program funding Creating a foundation to reach profitability targets over mid to long term Key Drivers Transforming the Future

Results for YTD Q3 2019 Consolidated vs. YTD Q3 2018 Hyster-Yale’s business units are at different stages, which makes the variance best understood by individual business unit ($ in millions) _____________________  These entities are presented on a stand-alone basis, and as such, do not sum to the consolidated HY financial information due to intercompany eliminations not shown. EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 158. Transforming the Future ($ in millions)

Lift Truck Summary Financial Results _____________________  EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 158. Trends Markets off peak but still at historically robust levels Price increases now fully offsetting material cost inflation and net tariff impact Supplier constraints reducing output, impacting working capital, factory absorption and premium freight Q4 2019 Outlook Expected to improve over Q4 2018 with abating supplier constraints Core business adjusting to market volume Backlog still strong with reducing lead times ($ in millions) Transforming the Future +1.6% (thousands) 74.3 75.5 ($ in millions) $2,326.0 +5.5% $2,204.2 UNITS REVENUES HY Lift Truck YTD 9/30/19 HY Lift Truck YTD 9/30/18 Variance Revenues $2,326 $2,204.1999999999998 $121.80000000000018 Gross Profit $364.5 $330.1 $34.399999999999977 Operating Expenses $-,296.60000000000002 $-,266.8 $-29.800000000000011 Operating Profit $67.900000000000006 $63.3 $4.6000000000000085 Net Income $49.4 $50.4 $-1 EBITDA (1) $101.7 $94.4 $7.2999999999999972 Key Metrics: Operating Profit Margin% 2.9% 2.9% 47384329907813882.4738433% Net Working Capital $554 $444.1 $109.9

Significant 2018 and 2019 Trends Transforming the Future Steel Tariffs/Prices China Tariffs BT Supplier Constraints Price Volume CB Supplier Constraints Program Spend Revenue in millions Revenue and Operating Profit Operating Profit Margin % Operating Profit in millions $ $ $ $ $ $ $ $ $ $ $

(In thousands) Bolzoni Summary Trends Bolzoni adjusting to reduced EMEA markets N. America strategic program milestones reached driving one time restructuring costs Q4 2019 Outlook Q4 expected to be tempered by EMEA market decline Full quarter of Sulligent production for N. America Worldwide YTD 9/30/19 Worldwide YTD 9/30/18 EMEA YTD 9/30/18 EMEA YTD 9/30/19 9.6% DECLINE _____________________ Source: WITS. YTD 9/30/19 Orders Reports. Financial Results _____________________  EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 158. ($ in millions) Counterbalanced (Class 1, 4 & 5) Market Unit Volume Transforming the Future P Bolzoni YTD 9/30/19 Bolzoni YTD 9/30/18 Variance Revenues $258.39999999999998 $261.89999999999998 $-3.5 Gross Profit $44.1 $48.2 $-4.1000000000000014 Operating Expenses $-39.9 $-40.6 $0.70000000000000284 Operating Profit $4.2 $7.6 $-3.3999999999999995 Net Income $2.6 $5.4 $-2.8000000000000003 EBITDA (1) $13.2 $15.1 $-1.9000000000000004 Key Metrics: Operating Profit Margin% 1.6% 2.9% -1.2764839462% Transfer of Americas Mfg

Nuvera Summary Trends Growth opportunities driven by tax credits and subsidies in China and US 45kW Fuel Cell engine introduction Reducing product cost Q4 2019 Outlook Key milestones consistent with tightly focused scope on fuel cell stacks and engines Financial Results ($ in millions) _____________________  EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 158. Potential* Annual Volume 100,000+ On Road Vehicles 10,000 – 50,000 Fleet Vehicles 3,000-10,000 Lift Trucks *Company Estimates Transforming the Future P P Nuvera YTD 9/30/19 Nuvera YTD 9/30/18 Variance Revenues $9.1 $3.3 $5.8 Gross Loss $-7.6 $-3 $-4.5999999999999996 Operating Expenses $-18.299999999999997 $-25.5 $7.2000000000000011 Operating Loss $-25.9 $-28.5 $2.6000000000000014 Net Loss $-17.899999999999999 $-20.6 $2.7000000000000028 EBITDA (1) $-24.3 $-28 $3.6999999999999993 Key Metrics: Transfer of Class I/II BBR Focus on Fuel Cell Engines

Consolidated Key Financial Metrics _____________________ (1) Working Capital is defined as Accounts Receivable plus Inventory less Accounts Payable. (2) Cash Flow before Financing is defined as cash from operating activities less cash from investing activities for the respective period. (3) Debt to Total Capital is defined as Debt divided by the sum of Debt plus Equity at the end of the period. Driving higher debt and debt to total capital ratios during 2019 Working Capital change tied to peak production levels and supplier constraint issues Cash flow also affected by key strategic investment programs, US tariffs and one-off items Transforming the Future ($ in millions) Working Capital, Cash Flow and Capitalization HY 9/30/19 HY 12/31/18 Variance Fav/(Unfav) Working Capital(1) $643.0 $562.3 ($80.7) LTM Cash Flow before Financing(2) ($80.1) ($43.3) ($36.8) Cash $62.8 $83.7 ($20.9) Debt $351.1 $301.5 ($49.6) Equity $542.5 $559.5 ($17.0) Debt to Total Capital(3) 39% 35% (4%)

Interconnected Circular Diagram with 5 Key Points Return Cash to Stockholders Investments in Share Gain Programs Investments in Adjacent or Complementary Businesses Investments in Fuel Cell Business Investments in Lift Truck & Attachments Businesses Hyster-Yale Use of Cash Priorities Expense and Capital Investments in strategic initiatives to accelerate growth or enhance margins Investments to commercialize Nuvera’s fuel cell technology Acquisitions of technologies and other forklift-related businesses 2017 2018 2019 Annual Dividends (1) $19.8m $1.21/share $20.4m $1.24/share YTD $15.7m $1.27/share 2012 to 2014 Share Buyback $49.8m / 694,653 shares of Class A common stock Strong continuing dividend support and growth Transforming the Future (1) Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after each May increase in 2017, 2018 and 2019.

Key Capital Expenditures and R&D Capital expenditures and R&D directed to support key HY lift truck product initiatives along with development of Bolzoni and Nuvera products and facilities (total $ in millions) * Estimated Capex R&D Transforming the Future (total $ in millions)

Earnings Perspective - Lift Truck Business FY 2019 2020 Outlook LT Perspective Unit and Parts Volume Overall global lift truck market expected to decline modestly from 2018 Continued softening of global lift truck markets with positive impact of new products on share Overall global lift truck market expected to see a modest decline from peak levels then recover over the full five year forecast. Operating Profit Op profit expected to increase considerably over 2018, with price expected to increasingly offset net tariffs, but supplier constraints expected to be a drag on profitability Reduced global volumes offset by abating supplier constraints with continued price/tariff balance Strategic programs along with new products expected to provide increase in share and margins Net Income Net Income expected to increase over 2018 Net Income is expected to increase significantly over 2019 Drive toward target profitability with volume and margin leverage Transforming the Future

Earnings Perspective - Bolzoni Attachment Business FY 2019 2020 Outlook LT Perspective Revenues Revenues expected to decrease modestly from 2018 as a result of weakened EMEA market and currency Revenues expected to improve modestly over 2019 with impact of reduced EMEA market more than offset by share increase Revenues expected to increase due to share and enhanced global capabilities Operating Profit Expected reduction in operating profit from 2018 due to lower market levels, restructuring and investment in strategic programs Expected improvement over 2019 from higher revenues & reduced strategic program expenses Improved operating profit from volume growth in key markets outside of Europe along with impact of strategic programs Net Income Expect substantially lower Net Income due to restructuring and modestly higher interest expense Net Income expected to increase significantly over 2019 with ramp up of several key strategic programs Expect improved Net Income driven by volume increase and strategic program maturity Transforming the Future

Earnings Perspective - Nuvera Fuel Cell Business FY 2019 2020 Outlook LT Perspective Revenues Revenues expected to decrease due to prior year revenue recognition change made in Q4 2018 Expect increasing revenues from commercial sales of new 45kW fuel cell engine and Lift Truck demand for additional fuel cell stacks Revenues expected to expand due to China and US fuel cell capacity and additional commercial product offerings Operating Loss Operating loss is expected to decrease as development costs are offset by development partners’ funding and transfer of BBR* and Hydrogen businesses Operating loss is expected to decrease as sales of new commercial products begin Expect improved margin growth and target profitability Net Income / Loss Net loss in 2019 is expected to be lower than in 2018 Net loss is expected to decline from 2019, with a target to break-even in Q4 2020 Long-term net income growth expected as production volumes increase in China and US markets Transforming the Future *Battery box replacement

Lift Truck Business Target Economics Goal and Gap to Target Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% YTD 9/30/19 Gap to Target Economics Actual Lift Truck Operating Profit Margin % 2.9% Margin Variances – including impact of Tariffs 2.0% Volume Variances* Manufacturing variances/other 1.2% Operating Expenses 0.9% Total Volume Variances* 2.1% Lift Truck Operating Profit Margin % Gap 4.1% Lift Truck Operating Profit Margin % Target 7.0% Impacts on current results Price lag to offset material inflation and tariffs Supplier challenges impacting shipments Investment in strategic projects Strength of dollar Transforming the Future Target Economics gap closure can be achieved with unit volume… Stronger Industry + Share Growth = Volume Leverage *Expected to achieve with annual sales of 122,000 HY-produced lift truck units (mix dependent), excluding trucks manufactured by Hyster-Yale Maximal

Sales $137m Gross Profit $32m Operating Expenses $12m Operating Profit $20m Incremental Operating Profit % 14.0% HY Lift Truck Incremental Volume Leverage Incremental Units Produced +5,000 trucks As we make progress toward the 122,000 unit production levels, HY Lift Truck will generate significant incremental operating profit contribution. Transforming the Future

Target Economics HY Lift Truck Target is to move from significant loss to break-even in late 2020 then on towards significant profitability in the long term Importance of volume growth to reaching target operating margin Expect to exceed 7% operating profit target as programs mature Transforming the Future ($ in millions) Investor Day KCS Slide: Target Results Use only the HY Lift Truck Target on a single slide 42626 Will use a bullet point slide to describe Target to Nuvera and Bolzoni Lift Trucks Sold 145000 Lift Trucks Produced in HY plants 122000 Revenues $4,279 100 189 Gross Profit $807 25 0 Operating Expenses $505 -25 0 Operating Profit $301 0 13.8 0 7.301587301587302E-2 Operating Margin 7.7% 2 22.200000000000003

TITLE HERE… Presenter Name Transforming results Alfred Rankin, Jr., Chairman, President and CEO of Hyster-Yale Materials Handling Chairman of Hyster-Yale Group

Core Strategies and Transformational Initiatives Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Be the Leader in Independent Distribution Be the Leader in the Attachments Business Grow in Emerging Markets Be a Leader in Fuel Cells & Their Applications Modularity & Mass Customization Direct Customer Engagement Distribution Enhancement Electrification Global Sourcing Digitization Automation Operator Assist Systems Telematics E-commerce IoT Transforming the Future

Path to Execution of Strategic Initiatives In total, Hyster-Yale projects maturing over the next 1 to 4 years are transformative and have the objective of driving revenue and profitability to target New Utility Products New Standard Products New Premium Products HY Maximal Integration BBR Range Expansion BBR Greenville Manufacture Enhanced India Production Integrated Telematics Warehouse Range Expansion Big Truck Electrification Expanded Automation Offering Bolzoni Premium and Standard Products Range Expansion Increased Direct Selling Global Accounts Expansion China Plants Consolidation Brazil Export Expansion Industry Strategy Focus HY – Impact Selling HY – Flow Dealer Stocking Program Dealer Excellence Initiatives Maximal Domestic China & Export Growth Comprehensive Lithium-Ion Offering Digital Initiatives – Sales & Service Bolzoni North America Expansion Nuvera to Breakeven Nuvera OEM & Partner Initiatives Automation of Key Production Processes Fuel Cell Range Extenders to Heavy Duty Applications Bolzoni Industry Focus Bolzoni Asia Customer Expansion Any update?? New Low-Intensity Products New Standard Products New Premium Products HY Maximal Integration BBR Range Expansion BBR Greenville Manufacture Enhanced India Production Integrated Telematics Warehouse Range Expansion Big Truck Electrification Expanded Automation Offering Comprehensive Lithium-Ion Offering Maximal Domestic China & Export Growth China Plants Consolidation Brazil Export Expansion Increased Direct Selling Global Accounts Expansion Digital Initiatives – Sales & Service Dealer Excellence Initiatives Industry Strategy Focus HY-impact Selling HY-flow Dealer Stocking Program Nuvera to Breakeven OEM & Partner Initiatives Automation of Key Production Processes Fuel Cell Range Extenders to Heavy Duty Applications China Production Our Core Lift Truck Business Premium and Standard Products Range Expansion North America Expansion Industry Focus Asia Customer Expansion Our Attachments Business Our Fuel Cell Business Path to Execution of Strategic Initiatives In total, Hyster-Yale projects maturing over the next 1 to 4 years are transformative and have the objective of driving revenue and profitability to target Transforming the Future

An Alternative Flywheel Passion About products and solutions Excellent At distribution Drives Economic Engine Economies of Scale Develop right products at right cost to provide LCO & enhance customer productivity Be a leader in industry and customer solutions Build increased distribution strength Increase volume to enhance economies of scale and build population that grows aftermarket profitability Transforming the Future HY Maximal Integration China Plants Consolidation Bolzoni North America Expansion Bolzoni Asia Customer Expansion BBR Greenville Manufacture Nuvera to Breakeven Nuvera China Production Maximal Domestic China & Export Growth Brazil Export Expansion Global Accounts Expansion Digital Initiatives Dealer Excellence Initiatives HY-flow Dealer Stocking Program New Low-Intensity Products New Standard Products New Premium Products Enhanced India Production Warehouse Range Expansion Bolzoni Premium and Standard Range Expansion BBR Range Expansion Integrated Telematics Expanded Automation Offering HY-impact Selling Increased Direct Selling Industry Strategy Focus Bolzoni Industry Focus Nuvera OEM & Partner Initiatives Big Truck Electrification Comprehensive Lithium-Ion Offering Fuel Cell Range Extenders to Heavy Duty Applications

Our Financial Objectives Over the Next Few Years ROTCE Operating profit 7% >20% Transforming the Future Achieved by reaching target volumes and margins with required SG&A

Valuation Approach Needs to Vary By Business Lift Truck and Attachment Businesses Fuel Cell Business Board Oversight as Separate Businesses Incentives Tied to Individual Businesses Strong Operating Cash Generation Market Leading Products and Position Mature Cyclical Industry Value using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels and growth prospects Developing / Technology Industry Distinct Technology / Patents in Fuel Cell and Hydrogen Generation Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology Transforming the Future

An Objective of Significant Profitability Enhancement HYSTER-YALE Solid Balance Sheet Commitment to Shareholder Return Leading Products & Market Position Strategies to Gain Share in all Segments & Markets Solid Return on Capital Investment & Growth in Game Changing Technologies Customer Focused & Solutions Oriented Transforming the Future

Questions? ir@hyster-yale.com Subject: Investor Day Question Transforming the Future

ENTER SESSION TITLE HERE… Presenter Name APPENDIX

158 Non-GAAP Disclosure Transforming the Future EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: EBITDA is defined as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Adjusted Return on Total Capital Employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation EBITDA _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. Transforming the Future Trailing 12 Months ($ in millions) Year Ended December 31 Qtr. YTD Qtr. YTD Consolidated 2014 2015 2016 2017 2018 43373 43373 43738 43738 43738 Reconciliation of EBITDA Net income attributable to stockholders $109.8 $74.7 $42.8 $48.6 $34.700000000000003 $15.4 $35.9 $12.8 $32.4 $31.2 Nuvera asset impairment 0 0 0 4.9000000000000004 - 0 0 - - - Noncontrolling interest income (loss) 0.4 0.4 -0.5 0.3 -0.4 -0.5 -0.4 0.3 0.8 0.8 Income tax provision (benefit) 39.9 29.4 -4 44.9 2.2999999999999998 -4.7 4 4.9000000000000004 10.8 9.1 Interest expense 3.9 4.7 6.7 14.6 16 3.6 11.6 5.3 14.9 19.3 Interest income -1.1000000000000001 -1.5 -2 -3.6 -2.4 -0.4 -2.2000000000000002 -0.2 -1 -1.2 Depreciation and amortization expense 29.7 28.9 39.1 42.8 44 11.6 32.4 10.3 32.299999999999997 43.9 EBITDA $182.6 $136.6 $82.1 $152.5 $94.2 $25 $81.3 $33.4 $90.199999999999989 $103.1 Trailing 12 Months ($ in millions) Year Ended December 31 Qtr. YTD Qtr. YTD Lift Truck 2014 2015 2016 2017 2018 43373 43373 43738 43738 43738 Reconciliation of EBITDA Net income attributable to stockholders $111.2 $89.3 $66.900000000000006 $71.8 $56.7 $18.7 $50.4 $19.5 $49.4 $55.7 Noncontrolling interest income (loss) 0.4 0.4 -0.5 -0.4 -0.9 -0.7 -0.8 0.1 0.1 0 Income tax provision (benefit) 40.700000000000003 39.4 12.2 59.4 10.6 -0.6 11.4 6.1 16 15.2 Interest expense 3.9 4.7 6.9 13.9 15.4 3.5 11.1 5.0999999999999996 14.3 18.600000000000001 Interest income -1.1000000000000001 -1.5 -3 -3.7 -2.6 -0.4 -2.2000000000000002 -0.1 -0.9 -1.3 Depreciation and amortization expense 29.6 27.3 28.1 29.6 33.5 9.1999999999999993 24.5 7.2 22.8 31.8 EBITDA $184.70000000000002 $159.6 $110.60000000000002 $170.6 $112.7 $29.7 $94.399999999999991 $37.9 $101.69999999999999 $120

Non-GAAP Reconciliation EBITDA (continued) _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. Transforming the Future ($ in millions) Trailing 12 Months Year Ended December 31 Qtr. YTD Qtr. YTD Nuvera 2014 2015 2016 2017 2018 43373 43373 43738 43738 43738 Reconciliation of EBITDA Net loss attributable to stockholders $-1.4 $-14.6 $-23.8 $-26.7 $-27.9 $-6.4 $-20.6 $-5.8 $-17.899999999999999 $-25.2 Nuvera asset impairment 0 0 0 4.9000000000000004 0 0 0 0 0 0 Income tax benefit -0.8 -10 -15.8 -15.3 -10.5 -2.6 -7.9 -2.5 -7 -9.6 Interest expense 0 0 0 0 0.1 0 0 0 0 0.1 Interest income 0 0 0 0 0 0 0 0 0 0 Depreciation and amortization expense 0.1 1.6 1.5 2 0.8 0.2 0.5 0.2 0.6 0.9 EBITDA $-2.1 $-23 $-38.1 $-35.099999999999994 $-37.5 $-8.8000000000000007 $-28 $-8.1 $-24.299999999999997 $-33.799999999999997 9 Months Ended December 31 Year Ended December 31 Qtr. YTD Trailing 12 Months ($ in millions) Qtr. YTD Bolzoni 2016 2017 2018 43373 43373 43738 43738 43738 Reconciliation of EBITDA Net income (loss) attributable to stockholders $-0.3 $3.9 $5.8 $1.4 $5.4 $0.7 $2.6 $3 Noncontrolling interest income 0 0.7 0.5 0.2 0.4 0.2 0.7 0.8 Income tax provision (benefit) -0.4 1 2.1 0.1 1.4 -0.4 0.5 1.2 Interest expense 0.8 0.8 0.8 0.1 0.6 0.2 0.6 0.8 Interest income 0 0 0 0 -0.1 -0.1 -0.1 0 Depreciation and amortization expense 9.5 11.2 9.6999999999999993 2.2000000000000002 7.4 2.9 8.9 11.2 EBITDA $9.6 $17.599999999999998 $18.899999999999999 $4 $15.100000000000001 $3.5 $13.2 $17

# Non-GAAP Reconciliation ROTCE

*($ in millions)*

**Reconciliation of Return on Total Capital Employed (ROTCE)**

| | Consolidated | Lift Truck[1] | Nuvera | Bolzoni |
|---|---|---|---|---|
| | LTM 9/30/19 | | | |
| Average Stockholders' Equity (9/30/19, 6/30/19, 3/31/19, 12/31/18, and 9/30/18) | $530.4 | $624.3 | $18.9 | $136.6 |
| Average Debt (9/30/19, 6/30/19, 3/31/19, 12/31/18, and 9/30/18) | 325.9 | 288.2 | (1.9) | 43.7 |
| Average Cash (9/30/19, 6/30/19, 3/31/19, 12/31/18, and 9/30/18) | (74.9) | (315.3) | - | (14.1) |
| **Average capital employed** | **$781.4** | **$597.2** | **$17.0** | **$166.2** |
| Net income (loss) | $31.2 | $55.7 | $(25.2) | $3.0 |
| Plus: Interest expense, net | 18.1 | 17.3 | 0.1 | 0.8 |
| Less: Income taxes on interest expense, net at 26% | (4.7) | (4.5) | - | (0.2) |
| **Actual return on capital employed = actual net income (loss) before interest expense, net, after tax** | **$44.6** | **$68.5** | **$(25.1)** | **$3.6** |
| **Actual return on capital employed percentage** | **5.7%** | **11.5%** | **n/m** | **2.2%** |

Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

(1) Lift Truck return on capital employed excludes continuing average investments of $137.2 million for Bolzoni and $117.4 million for Nuvera. Investment numbers are based on a 5-point average.

Transforming the Future

161

HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation Consolidated ($ in millions) Year Ended December 31 Qtr. YTD Trailing 12 Months 2014 2015 2016 2017 2018 9/30/2019 9/30/2019 9/30/2019 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $100.0   $89.4   $(48.9)   $164.7   $67.6 $53.6 ($17.3)   ($42.0) Net cash used for investing activities (44.4) (31.3) (145.1) (47.3) (110.9) (6.9) 24.5) (38.1) Cash Flow before Financing $55.6   $58.1   $(194.0)   $117.4   ($43.3) $46.7 ($41.8)   ($80.1) Impact of accelerated supplier payments - - 80.0 (80.0) - - - - Adjusted Cash Flow before Financing $55.6   $58.1   $(114.0)   $37.4   ($43.3) $46.7 ($41.8)   ($80.1) Transforming the Future

Biography Transforming the Future Alfred M. Rankin, Jr. Chairman, President and Chief Executive Officer of Hyster-Yale Materials Handling Chairman, Hyster-Yale Group Mr. Rankin became Chairman, President and Chief Executive Officer of Hyster-Yale Materials Handling, Inc. in September 2012 when Hyster-Yale was spun-off as an independent company by NACCO Industries, Inc.  He joined NACCO as President and Chief Operating Officer in April 1989, became President and Chief Executive Officer in May 1991, and became Chairman, President, and Chief Executive Officer in May of 1994.  In September 2017, he retired as President and Chief Executive Officer of NACCO when NACCO spun-off its housewares-related businesses as Hamilton Beach Brands Holding Company and became Non-Executive Chairman of the Board of NACCO. In October 2017, Mr. Rankin became Executive Chairman of the Board of Hamilton Beach Brands Holding Company. On January 1, 2019 he became Chairman. Prior to joining NACCO, he was Vice Chairman, Chief Operating Officer, and a Director of Eaton Corporation, a position he had held since April 1986. Prior to that, he had served successively as President of Eaton's Materials Handling and Industrial Groups, and Executive Vice President - Operations. Prior to his fifteen years at Eaton, Mr. Rankin worked for McKinsey and Company, a management consulting firm. Mr. Rankin received a Bachelor of Arts degree, magna cum laude, in Economics and a Juris Doctor degree from Yale University. Mr. Rankin is a director of Hyster-Yale Materials Handling, Inc., NACCO Industries, Inc., Hamilton Beach Brands Holding Company and the National Association of Manufacturers. He is a trustee and former Chairman of the Board of Directors of University Hospitals of Cleveland, trustee and former President of the Board of the Cleveland Museum of Art, and trustee of the Musical Arts Association. He is a former lead director of The Vanguard Group and Goodrich Corporation. He is a former director of the Standard Products Company and Reliance Electric Company, and a former director and Chairman of the Board of the Fourth District Federal Reserve Bank. He is trustee emeritus of Case Western Reserve University, former Chairperson of The Cleveland Foundation, and former trustee and President of the Board of Trustees of Hathaway Brown School. He is also a former trustee of Oberlin College, the Holden Arboretum, and the World Resources Institute.

Biography Transforming the Future Colin Wilson President and Chief Executive Officer, Hyster-Yale Group Colin Wilson became President and Chief Executive Officer of Hyster-Yale Group in September 2014 and is charged with providing the strategic vision and global leadership that keeps Hyster-Yale Group moving forward, a role for which he has spent much of his career preparing. Mr. Wilson has over 40 years of experience in the materials handling industry. He began his career in 1970 with Coles Cranes in Sunderland, England, where he worked in production engineering, marketing, product management and overseas licensing. After time with a compressor company and a European lift truck competitor, Mr. Wilson joined Hyster-Yale Group (formerly NACCO Materials Handling Group) in 1988 as European Sales and Marketing Director for the Yale® brand. From here, he moved into the role of Managing Director of Yale Europe before being named President of Yale Materials Handling Corporation, based in Flemington, New Jersey, in 1995. In 2002, Mr. Wilson was appointed President of Hyster-Yale Group's Americas operations and three years later became Vice President and Chief Operating Officer of Hyster-Yale Group. Most recently, prior to becoming President and Chief Executive Officer, Mr. Wilson served as Hyster-Yale Group’s President and Chief Operating Officer since November 2013. Mr. Wilson graduated with a Bachelor of Science Degree in Mechanical Engineering, with first class honors, from Sunderland Polytechnic (now the University of Sunderland). Mr. Wilson recently served on the Executive Committee and Board of Directors of the Industrial Truck Association of America (ITA), is the past chairman and current board member of the Materials Handling Institute of America (MHI) and has also served as a member of the Material Handling Equipment Distributors Association’s Board of Advisors (MHEDA) and as President of the British Industrial Truck Association (BITA). Mr. Wilson served on the Board of Directors of the local Boys and Girls Clubs in North Carolina and the Cleveland Playhouse and currently serves on the Board of Advisors of the Cleveland Boys and Girls Club.

Rajiv K. Prasad Chief Product and Operations Officer As Chief Product and Operations Officer, Mr. Prasad guides all aspects of the Hyster-Yale Group operation. His ultimate responsibility is to ensure that products and innovations along with sales and marketing processes introduced by Hyster-Yale Group address customer needs fully and efficiently. His career began in 1986 with Ford Motor Company. In 1999, he joined Lear Corporation, taking on positions with greater responsibility, before moving to International Truck and Engine Corporation where he served as Vice President of Global Product Development. Mr. Prasad joined Hyster-Yale Group (formally NMHG) in 2007 where he has guided the introduction of new innovations such as telemetry, fuel cells, lithium ion and automated trucks together with new truck platforms focused on creating improved value propositions for customers. He holds a Bachelor’s Degree in Electrical/Electronic Engineering and a Master’s Degree in Advanced Vehicle Concepts from Loughborough University, in Leicestershire, UK. Biography Transforming the Future

Biography Transforming the Future Anthony J. Salgado Chief Operating Officer Mr. Salgado became Chief Operating Officer of Hyster-Yale Group in July 2019 and is responsible for performance of the company’s global lift truck business operations and interests across the Americas, EMEA, Asia-Pacific, India, China, and Japan. Mr. Salgado has over 18 years of experience in the materials handling industry, most recently as Senior Vice President, Japan, Asia-Pacific, India and China for Hyster-Yale Group since 2016. Prior to joining the group, Mr. Salgado held the role of Vice President and Corporate Officer of Unicarrers Corporation (formerly Nissan Forklift), and President of the Americas Division. During his 15 years with UniCarriers/Nissan, his experience also included leadership roles in quality, manufacturing, and aftermarket operations, including the role of Vice President, manufacturing operations. During this time, Mr. Salgado was also a member of the Industrial Truck Association Board of Directors and Executive Committee. Additionally, Mr. Salgado previously held positions with GE Appliances and GE Capital in Six Sigma and Quality leadership roles, as well as served as a Lieutenant in the United States Navy, completing tours as a Surface Warfare Officer aboard the USS Fort McHenry and as the Executive Officer of the US Navy Ceremonial Guard in Washington, DC. Mr. Salgado holds a Bachelor of Science degree in Aerospace Engineering from the United States Naval Academy.

David LeBlanc Vice President, Strategy, Planning, and Business Development Mr. LeBlanc joined Hyster-Yale Group in 2018 as Vice President, Strategy, Planning, and Business Development. In this role he oversees the company’s financial planning and analysis activities, which include the development of the company’s annual operating and long term strategic plans, along with oversight of mergers and acquisition activities and targeted strategic global business initiatives. Prior to joining the group, Mr. LeBlanc held a number of leadership roles in global industrial companies, most recently with Valmont Industries where he served as Group President of its International Engineered Supports Structures division, after an expansive career at Lincoln Electric where he held the Regional President roles of Latin America, EMEA, and Asia Pacific. He earned a bachelor’s degree in mechanical engineering from Rensselaer Polytechnic Institute and an MBA from Harvard. Biography Transforming the Future

Roberto Scotti President and Chief Executive Officer of Bolzoni S.p.A.   Roberto Scotti obtained his high school diploma in mechanical engineering in 1970.  From 1970 to 1973 he attended the faculty of Mechanical Engineering at the University of Milan.  From 1973 to 1979 Mr. Scotti was Sales Manager for Bolzoni.  In 1980 he left Bolzoni and founded Teko S.r.l., a company manufacturing lifting tables and hand pallet trucks (later merged into Bolzoni) of which he was C.E.O. until 1987.  After this merger, Mr. Scotti became C.E.O. of Bolzoni and since then he has held the position of C.E.O. of Bolzoni and many other companies of the Bolzoni Group.  He has been the promoter of the great expansion of the group worldwide and the acquisition of the important group brands.  After the acquisition by the Hyster-Yale Group in 2016, he was appointed President and Chief Executive Officer of Bolzoni S.p.A. Biography Transforming the Future

Lucien Robroek Chief Executive Officer of Nuvera Fuel Cells Mr. Robroek joined Nuvera as Chief Executive Officer in November 2018. His involvement with Nuvera started in 2015 when he worked as Vice President Big Trucks for Hyster-Yale Group, Nuvera’s parent company. In addition to his 12 years with Hyster-Yale, Mr. Robroek has held various leadership roles within other international companies. He brings broad experience to his role as CEO, from product development and manufacturing through marketing and sales of high-end industrial products and services. Mr. Robroek holds MSc and PhD degrees in Aerospace Engineering from Delft University of Technology, and has completed industrial marketing programs. Biography Transforming the Future

Kenneth C. Schilling Senior Vice President, Chief Financial Officer Mr. Schilling oversees public financial reporting, accounting, tax compliance and strategies, treasury activities and investor relations at Hyster-Yale. Currently, Mr. Schilling is the Vice President and Chief Financial Officer of Hyster-Yale and Hyster-Yale Group, positions he held from September 2012 and October 2008, respectively. Previously, Mr. Schilling was Vice President and Controller of NACCO Industries from May 1997 to September 2012. Mr. Schilling joined NACCO Industries in 1991 as Tax Manager. In 1995, he was promoted to NACCO Industries Manager of Tax and Budgeting and became Controller in 1996. Prior to joining NACCO Industries, Mr. Schilling worked at Arthur Anderson LLP as a Tax Manager from 1985 to 1991. Mr. Schilling received his Bachelor of Science degree in Accounting from Miami University in 1982 and obtained his Juris Doctor degree from The Ohio State University School of Law in 1985. Mr. Schilling is a Certified Public Accountant in the State of Ohio and was also admitted to the practice of law in the State of Ohio in 1985. He is a member of the American Institute of CPAs, Financial Executives International, The Manufacturers Alliance for Productivity and Innovation - CFO Council and the Cleveland Metropolitan Bar Association. Biography Transforming the Future

Christina Kmetko, CPA, IRC Investor Relations Ms. Kmetko is the President and Owner of Evergreen Consulting & Associates, L.L.C., formed in January 2010, which provides investor relations support to Hyster-Yale Materials Handling, Inc. and NACCO Industries, Inc. (Hyster-Yale’s previous parent company). Prior to forming Evergreen Consulting, Ms. Kmetko spent more than six years with NACCO Industries, Inc. as the Manager of Finance responsible for all aspects of investor relations activities. Prior to joining NACCO, Ms. Kmetko was Director of Accounting and External Reporting for Agilysys, Inc. (f.k.a., Pioneer Standard Electronics, Inc.)., a distributor of enterprise computer technology products and solutions located in Solon, Ohio, a position she held since January 2002. From August 2000 until January 2002, she was Director of External Reporting of Pioneer Standard Electronics. From December 1991 to July 2000 Ms. Kmetko held various positions of increasing responsibility in the audit practice of Arthur Andersen LLP in Cleveland, Ohio. Ms. Kmetko received a Bachelor of Science degree in Accounting, with highest honors, from The University of Akron in 1991, and earned a Certificate in Investor Relations from The University of California at Irvine in June 2007. Ms. Kmetko is a Certified Public Accountant and received her certification in the State of Ohio in 1994. Ms. Kmetko is also an Investor Relations Charter professional, a credential she earned in April 2016. Ms. Kmetko is a member of the National Investor Relations Institute (NIRI), the NIRI Senior Roundtable, the Manufacturers’ Alliance and Productivity Initiative (MAPI) – Investor Relations Council, the Ohio Society of Certified Public Accountants and the American Institute of Certified Public Accountants. She is also a member of the Board of Directors and the Audit Committee Chair of the Cuyahoga Valley Scenic Railroad located in Cleveland, Ohio. Biography Transforming the Future 171